Research and Development Expenses	12 Months Ended
Dec. 31, 2022
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Research and Development Expenses

5. Research and development expenses

Research costs are expensed when incurred. Development costs are capitalized and held in the balance sheet only if they satisfy the criteria for capitalization. The same applies to IDEX’s patents and other intellectual property rights created by IDEX. IDEX has not capitalized any development costs in 2022, 2021 or 2020. Development costs related to creation of intellectual property have been expensed when incurred.

Research and development expenses include the cost of independent contractors assigned to engineering roles.

Government grants earned by the Company in support of research and development activities are credited against research and development costs when it is realistic that the application or claim will be successful and the amount can be determined reliably.

	Year Ended December 31,
($000s)	2022	2021	2020
Gross research and development expenses	$3,959	$3,356	$4,196
Government grants credited	(709)	(676)	(2,301)
Net research and development expenses	$3,250	$2,680	$1,895

Government grants

	Year Ended December 31,
($000s)	2022	2021	2020
Norway	$312	$538	$506
United Kingdom	397	138	1,795
Total	$709	$676	$2,301

The Norwegian SkatteFUNN is a government program supporting research and development activities in Norway. Under the program, the Company, in its current loss position, is eligible for a cash grant in support of approved projects, subject to meeting the requirements of the Research Council of Norway.

The Company’s IDEX UK subsidiary participates in a program by which the government of the United Kingdom offers financial support for qualifying research and development activities of small and medium-sized enterprises, SME R&D tax relief. Under the program, the Company, in its current loss position, is eligible for a cash grant in support of approved projects, subject to approvals and meeting program requirements.